------------------------------
                                                           OMB APPROVAL
                                                  ------------------------------
                                                  OMB  Number:         3235-0060
                                                  Expires:      March  31,  2006
                                                  Estimated  average  burden
                                                  hours  per  response      28.0
                                                  ------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 8, 2005


                          LEGALPLAY ENTERTAINMENT INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


               Florida                    000-29219            98-0199508
   -------------------------------    ----------------    -------------------
   (State or other jurisdiction of    (Commission File       (IRS Employer
    incorporation or organization)         Number)        Identification No.)


        Suite 201, 1166 Alberni Street
     Vancouver, British Columbia, Canada                     V6E 3Z3
  -------------------------------------------          ------------------
   (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number
            (including area code)                        (604) 408-0348
                                              --------

         Suite 308, 525 Seymour Street                       V6B 3H7
      Vancouver, British Columbia, Canada
  -------------------------------------------          ------------------
       (Former name or former address if                   (Zip Code)
           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1      REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.03      BANKRUPTCY OR RECEIVERSHIP.

               No events to report.


SECTION 2      FINANCIAL INFORMATION

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               No events to report.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               No events to report.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

               No events to report.

ITEM 2.05      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

               No events to report.

ITEM 2.06      MATERIAL IMPAIRMENTS.

               No events to report.


SECTION 3      SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

               No events to report.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

               No events to report.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

               No events to report.


SECTION 4      MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               On February 8 2005, the Registrant's Board of Directors agreed, by resolution, to terminate the services of their principal accountant, Pannell Kerr Forster, Chartered Accountants of Vancouver, Canada. They further resolved to hire the accounting firm, Amisano Hanson Chartered Accountants, as their replacement.

               The decision to change the Registrant's certified accountant had nothing to do with the performance of the former accountant's services. Pannell Kerr Forster's report in the 2002 and 2003 Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor were the statements modified as to uncertainty, audit scope, or accounting principles.

               The Registrant did not have any disagreements with Pannell Kerr Forster, either resolved or unresolved from the Company's inception on May 3 1989 through to the last audited financial statements at December 31, 2003 nor during the interim period from January 1 2004 to February 8 2005. The Company and Pannell Kerr Forster did not disagree on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Pannell Kerr Forster satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

               The Company has given Pannell Kerr Forster authorization to fully respond to the inquiries of the Company's new accountants, Amisano Hanson, concerning the previous financial statements audited by Pannell Kerr Forster. There were no limitations placed upon Pannell Kerr Forster, whatsoever.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

               No events to report.


SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT.

               No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               No events to report.
..
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

               No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN.

               No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               No events to report.


SECTION 6      [RESERVED]


SECTION 7      REGULATION FD

ITEM 7.01      REGULATION FD DISCLOSURE.

               No events to report.


SECTION 8      OTHER EVENTS

ITEM 8.01      OTHER EVENTS.

               No events to report.


SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               Exhibits:
               ---------

               1. Resolution of the Board of Directors of LegalPlay Entertainment Inc. dated February 8, 2005.
               2. Letter from Registrant to Pannell Kerr Forster dated February 10, 2005.
               3. Letter from Pannell Kerr Forster, addressed to the Commission, stating they agree with the statements made by the issuer in the Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LEGALPLAY ENTERTAINMENT INC.


/s/ Gregory Cathcart
----------------------------------------
Gregory Cathcart, President

February 11, 2005
----------------------------------------
Date